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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-1
P & S Agreement Date:              May 1, 1996
Original Settlement Date:           May 23, 1996
Series Number of Class A-1 Certificates:     441919AJ6
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $819,278,000
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Servicer Certificate
Distribution Date:          06/20/97

Investor Certificateholder Floating Allocation Percentage        97.18%
Investor Certificateholder Fixed Allocation Percentage         97.37%
Aggregate Amount of  Collections           28,392,014.98
     Aggregate Amount of  Interest Collections     8,186,013.51
     Aggregate Amount of  Principal Collections    20,206,001.47
Class A Interest Collections     7,954,848.67
Class A Principal Collections    18,620,275.65
Seller Interest Collections        231,164.84
Seller Principal Collections          1,585,725.82
Weighted Average Loan Rate         13.68%
Net Loan Rate        12.68%
Weighted Average Maximum Loan Rate       18.49%
Class A-1 Certificate Rate      5.8875%
Maximum Investor Certificate Rate      12.6800%
Class A-1 Certificate Interest Distributed   3,625,779.84
Class A-1 Investor Certificate Interest Shortfall before Draw    0.00
Unpaid Class A-1 Certificate Interest Shortfall Received    0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining    0.00
Unpaid Class A-1 Carryover Interest Amount       0.00
Maximum Principal Dist. Amount (MPDA)      19,673,593.54
Alternative Principal Dist. Amount (APDA)   18,620,275.65
Rapid Amortization Period? (Y=1, N=0)         0.00
Scheduled Principal  Distribution Amount (SPDA)    18,620,275.65
Principal  allocable to Class A-1    18,620,275.65
SPDA deposited to Funding Account        0.00
Subsequent Funding Mortgage Loans Purchased in Period          0.00
Cumulative Subsequent Funding Mortgage Loans Purchased         100,781,997.58
Accelerated Principal Distribution Amount     0.00
APDA allocable to Class A-1     0.00
Reimbursement to Credit Enhancer     0.00
Spread Trigger hit?        No
Reduction in Certificate Principal Balance due to Current Class A-1
 Liquidation Loss Amount                               469,286.21
Cumulative Investor Liquidation Loss Amount         469,286.21
Total Principal allocable to A-1   19,089,561.86
Beginning Class A-1 Certificate Principal Balance      715,173,340.86
Ending Class A-1 Certificate Principal Balance        696,083,779.00
Pool Factor (PF)     0.8496307
Retransfer Deposit Amount (non 2.07 transfers)      0.00
Servicing Fees Distributed     599,478.97
Beg. Accrued and Unpaid Inv. Servicing Fees          0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd        0.00
End. Accrued and Unpaid Inv. Servicing Fees        0.00
Number of Mortgage Loans Retransferred pursuant to 2.07       0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07        0
Mortgage Loans Retransferred pursuant to 2.07 ($)      0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)      0.00
Aggregate Investor Liquidation Loss Amount         469,286.21
Investor Loss Reduction Amount          0.00
Beginning Pool Balance        740,279,492.61
Ending Pool Balance           721,175,212.94
Beginning Invested Amount         719,374,767.86
Ending Invested Amount    700,285,206.00
Beginning Seller Principal Balance   20,904,724.75
Ending Seller Principal Balance      20,890,006.94
Additional Balances             1,585,725.82
Beginning Funding Account Balance            0.00
Ending Funding Account Balance               0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
 release to Cert          0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
 release to Certs.)            0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period $0.00 Principal Collections to purchase Addit'l Balances and/or paid to Cert. $0.00
Excess Funding Amount     $0.00
Beginning Spread Account Balance         2,100,714.00
Ending Spread Account Balance      2,100,714.00
Beginning Seller Interest        2.82%
Ending Seller's Interest      2.90%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts  1,283
     Trust Balance
   60 - 89 days (Del Stat 2)     45,103,632.38
     No. of Accounts    231
     Trust Balance     8,290,490.45
   90+ (Del Stat 3+)
     No. of Accounts     456
     Trust Balance      16,615,283.32
   270+ (Del Stat 9+)
     No. of Accounts    138
     Trust Balance     5,135,666.71
   REO
     No. of Accounts     21
     Trust Balance    1,089,535.42
Rapid Amortization Event ?      No
   Failure to make payment within 5 Business Days of Required Date ?    No
   Failure to perform covenant relating to Trust's Security Interest ?    No
   Failure to perform other covenants as described in the Agreement ?   No
   Breach of Representation or Warranty ?      No
   Bankruptcy, Insolvency or Receivership relating to Seller ?       No
   Subject to Investment Company Act of 1940 Regulation ?  No
   Servicing Termination ?          No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off
    Balance and Pre-Fun             No
Event of Default ?     No
 Failure by Servicer to make payment within 5 Bus.Days of Required Date? No Failure by Servicer to perform covenant relating to Trust's Security Interest
 ?          No
 Failure by Servicer to perform other covenants as described in the Agreement?
          No
 Bankruptcy, Insolvency or Receivership relating to Master Servicer ?    No
   Trigger Event ?       No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)    N/A
Premium Distributed to Credit Enhancer          0.00
Amount Distributed to Seller                1,816,890.66
Master Servicer Credit Facility Amount      0.00
Guaranteed Principal Distribution Amount     0.00
Credit Enhancement Draw Amount       0.00
Spread Account Draw Amount             0.00
Capitalized Interest Account Draw          0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))             0.00
Amount paid to Trustee                0.00
Cumulative Draw under Policy             0.00
Net Yield                       5.44%

Total  Available Funds
     Aggregate Amount of Collections       28,392,014.98
     Deposit for principal not used to purchase subsequent loans   0.00
     Interest Earnings on the Pre-Funding Account   0.00
     Deposit from Capitalized Interest Account        0.00
     Total       28,392,014.98
Application of Available Funds
     Servicing Fee     599,478.97
     Prinicpal and Interest to Class A-1    22,715,341.70
     Seller's portion of Principal and Interest      1,816,890.66
     Funds deposited into Funding Account (Net)   0.00
     Funds deposited into Spread  Account       0.00
     Excess funds released to Seller      3,260,303.65
     Total    28,392,014.98


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.





A Servicing Officer





































Statement to Certificateholders
Distribution Date:    06/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage        97.1761%
Class A Certificateholder Fixed Allocation Percentage    97.3651%
Beginning Class A-1 Certificate Balance      715,173,340.86
Class A-1 Certificate Rate              5.887500%
Class A-1 Certificate Interest Distributed              4.425579
Class A-1 Certificate Interest Shortfall Distributed       0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall       0.000000
Rapid Amortization Event ?              No
Class A-1 Certificate Principal Distributed           23.300469
   Maximum Principal Distribution Amount       24.013331
   Scheduled Principal  Distribution Amount (SPDA)     22.727665
   Accelerated Principal Distribution Amount          0.000000
   Aggregate Investor Liquidation Loss Amount Distributed      0.572805
Total Amount Distributed to Certificateholders     27.153244
Principal Collections deposited into Funding Account       0.00
Ending Funding Account Balance             0.00
Ending Class A-1 Certificate Balance      696,083,779.00
Class A-1 Factor         0.8496307
Pool Factor (PF)      0.8496307
Unreimbursed Liquidation Loss Amount      $0
Accrued Interest on Unreimbursed Liquidation Loss Amount      $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount    $0
Class A Servicing Fee          599,478.97
Beginning Invested Amount        719,374,767.86
Ending Invested Amount        700,285,206.00
Beginning Pool Balance             740,279,492.61
Ending Pool Balance         721,175,212.94
Spread Account Draw Amount             0.00
Credit Enhancement Draw Amount            0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts  1,283
     Trust Balance     45,103,632.38
  60 - 89 days (Del Stat 2)
     No. of Accounts    231
     Trust Balance
   90+ (Del Stat 3+)
     No. of Accounts     456
     Trust Balance      16,615,283.32
   REO
     No. of Accounts          21
     Trust Balance           1,089,535.42
Aggregate Liquidation Loss Amount for Liquidated Loans        209,513.49
Class A-1 Certificate Rate for Next Distribution Date         To be updated
Amount of any Draws on the Policy               0.00
Subsequent Mortgage Loans
     No. of Accounts     0.00
     Trust Balance     0.00
     Cumulative No. of Accounts      3,249.00
     Cumulative Trust Balance    100,781,997.58
Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07        0
    Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07    0
    Mortgage Loans Retransferred pursuant to 2.07 ($)          0.00